Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ JOHN T. CASTEEN III
John T. Casteen III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ DINYAR S. DEVITRE
Dinyar S. Devitre

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ THOMAS F. FARRELL II
Thomas F. Farrell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ DEBRA J. KELLY-ENNIS
Debra J. Kelly-Ennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ W. LEO KIELY III
W. Leo Kiely III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ KATHRYN B. MCQUADE
Kathryn B. McQuade

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ GEORGE MUÑOZ
George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ MARK E. NEWMAN
Mark E. Newman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ NABIL Y. SAKKAB
Nabil Y. Sakkab

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Murray R. Garnick, Salvatore Mancuso and W. Hildebrandt Surgner, Jr., or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 29th day of October, 2020.

/s/ VIRGINIA E. SHANKS
Virginia E. Shanks